Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Compensation Committee (which approves equity awards to executive officers) and the Board (which approves equity awards to non-employee directors) do not take material non-public information into account when determining the timing and terms of equity awards, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Award Timing Method	Annual equity awards are typically granted to executive officers on or about February 11th of each year and may also be made in conjunction with an officer’s hiring or promotion. Non-employee directors were previously granted annual equity awards on or about February 11th of each year. As a result of the change in the Company’s fiscal year-end from June 30th to December 31st, which became effective January 1, 2024, awards to non-employee directors are now granted on or about May 31st of each year.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Compensation Committee (which approves equity awards to executive officers) and the Board (which approves equity awards to non-employee directors) do not take material non-public information into account when determining the timing and terms of equity awards, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false